                                                                    Exhibit 25.1

                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

                 New York                                13-2774727
      (Jurisdiction of incorporation                  (I.R.S. Employer
or organization if not a U.S. national bank)         Identification No.)

452 Fifth Avenue, New York, NY (212) 525-5600            10018-2706
  (Address of principal executive offices)               (Zip Code)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                               GLOBIX CORPORATION*
               (Exact name of obligor as specified in its charter)

                Delaware                                 13-3781263
     (State or other jurisdiction                     (I.R.S. Employer
   of incorporation or organization)                 Identification No.)

            139 Center Street
           New York, New York                             10013
             (212)334-8500                              (Zip Code)
(Address of principal executive offices)

                        11% Senior Secured Notes Due 2008
                         (Title of Indenture Securities)

                         *TABLE OF SUBSIDIARY GUARANTORS

                                            State or Other
                                            Jurisdiction of     I.R.S. Employer
                                            Incorporation or    Identification
Name of Subsidiary Guarantor                Organization        Number
----------------------------                ----------------    ---------------

Bluestreak Digital, Inc.                    New York            13-3725362
GameNet Corporation                         New York            13-3805181
NAFT Computer Service Corporation           New York            13-3789872
NAFT International Ltd.                     New York            13-3576046
PFM Communications, Inc.                    New York            13-3832901
GRE Consulting, Inc.                        New York            13-4121508
415 Greenwich GC, LLC                       New York            06-1602498
415 Greenwich GC Tenant, LLC                New York            13-4177134
415 Greenwich GC MM, LLC                    New York            *TF-6613861
Comstar.net, Inc.                           Georgia             58-2235514
Comstar Telecom & Wireless, Inc.            Georgia             58-2505263

                                                                *Temporary TIN #

                                     General

Item 1. General Information.
        --------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.
        --------------------------

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)       (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)      (1)  Certificate of the State of New York Banking Department dated
                  December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)          Not applicable.

T1A(iv)      (1)  Copy of the existing By-Laws of HSBC Bank USA as adopted on
                  January 20, 1994 as amended on October 23, 1997.

T1A(v)            Not applicable.

T1A(vi)      (2)  Consent of HSBC Bank USA required by Section 321(b) of the
                  Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (June 30, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)         Not applicable.

T1A(ix)           Not applicable.


   (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

   (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 14/th/ day of January, 2002.



                                       HSBC BANK USA


                                       By:  /s/ Frank J. Godino
                                          ----------------------------
                                       Frank J. Godino
                                                Vice President

                                                               Exhibit T1A (vii)

                                                         Board of Governors of the Federal Reserve System
                                                         OMB Number: 7100-0036
                                                         Federal Deposit Insurance Corporation
                                                         OMB Number: 3064-0052
                                                         Office of the Comptroller of the Currency
                                                         OMB Number: 1557-0081

Federal Financial Institutions Examination Council       Expires March 31, 2002
----------------------------------------------------------------------------------------------------------------
                                                         Please refer to page i,                -----
                                                         Table of Contents, for                   1
                                                         the required disclosure                -----
                                                         of estimated burden.

----------------------------------------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices-FFIEC 031

Report at the close of business June 30, 2001

This report is required by law; 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

  /s/ Gerald A. Ronning
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

                                    05/14/01
-------------------------------------------------------------------------------
Date of Signature

  (19980930)
  -----------
  (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

  /s/ Youssef Nasr
--------------------------------------------------------------------------------
Director (Trustee)

 /s/ Bernard J. Kennedy
Director (Trustee)
--------------------------------------------------------------------------------

 /s/ Sal H. Alfieri
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
     (EDS), by modem or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

--------------------------------------------------------------------------------
FDIC Certificate Number           0   0   5   8   9
                                ---------------------
                                    (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM
--------------------------------------------------------------------------------
     Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)

HSBC Bank USA
--------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Buffalo
--------------------------------------------------------------------------------
City (TEXT 9130)

N.Y.                                                            14203
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)                                ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                 REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                      of Buffalo
-------------------------------------------------------------
 Name of Bank                                         City

in the state of New York, at the close of business June 30, 2001


ASSETS
                                                                                                       Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                      ----------------------
   Non-interest-bearing balances currency and coin                                                     $          1,798,225
------------------------------------------------------------------------------------------------------
   Interest-bearing balances                                                                                      3,626,235
------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                    4,643,408
------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                 12,858,449
------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell                                         3,338,625
----------------------------------------------------------------------------------------------------------------------------
Loans and lease financing receivables:
                                                                                                      ----------------------
   Loans and leases held for sale                                                                      $          2,707,945
----------------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                      $        39,126,969
----------------------------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                511,902
----------------------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                     $         38,615,067
------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                 8,656,314
------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                        790,761
------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                              18,451
------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                          238,203
------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                        102,403
------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                       2,308,594
------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                          330,151
------------------------------------------------------------------------------------------------------
Other assets                                                                                                      2,789,792
------------------------------------------------------------------------------------------------------
Total assets                                                                                                     82,822,623
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
   In domestic offices                                                                                     37,686,457
----------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                              5,102,134
--------------------------------------------------------------------------------
   Interest-bearing                                                                 32,584,323
----------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                         21,733,133
----------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                361,092
--------------------------------------------------------------------------------
   Interest-bearing                                                                 21,372,041
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase                                  1,322,930
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                         3,583,989
----------------------------------------------------------------------------------------------------
Other borrowed money                                                                                        7,190,568
----------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                               102,403
----------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                           1,539,678
----------------------------------------------------------------------------------------------------
Other liabilities                                                                                           2,714,144
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          75,873,302
----------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                   172
----------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

----------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                       -
----------------------------------------------------------------------------------------------------
Common Stock                                                                                                  205,000
----------------------------------------------------------------------------------------------------
Surplus                                                                                                     6,382,026
----------------------------------------------------------------------------------------------------
Retained earnings                                                                                             323,672
----------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                         38,451
----------------------------------------------------------------------------------------------------
Other equity capital components                                                                                     -
----------------------------------------------------------------------------------------------------
Total equity capital                                                                                        6,949,149
----------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                   82,822,623
----------------------------------------------------------------------------------------------------------------------